Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Joe Giordano, CFO & Treasurer
Phone:(574) 535-1125
E Mail: Drew@drewindustries.com

DREW INDUSTRIES DECLARES SPECIAL CASH DIVIDEND

Elkhart, Indiana – November 25, 2013 – Drew Industries Incorporated (NYSE: DW), a leading supplier of components for recreational vehicles (RV) and manufactured homes, today announced that its Board of Directors has approved a special cash dividend of $2.00 per share of common stock.

The dividend is payable on January 6, 2014, to stockholders of record at the close of business on December 20, 2013.

“We are pleased to demonstrate our continued commitment to shareholder value through this special dividend,” said Jason Lippert, Drew’s CEO. “It reflects the Board’s confidence in the Company’s consistent financial performance and in its long-term strategic goals.”

Joe Giordano, Drew’s CFO and Treasurer, added, “Our strong balance sheet and consistent cash flow positions us to continue to successfully execute on our strategy to grow sales through acquisitions, greater market share, and innovative new products.”

Stockholders of record will receive a 2014 Form 1099 with respect to this dividend by January 31, 2015.

About Drew Industries

From 31 factories located throughout the United States, Drew Industries, through its wholly-owned subsidiaries, Kinro® and Lippert ComponentsTM, supplies a full line of components for the leading manufacturers of recreational vehicles and manufactured homes. In addition, Drew manufactures components for adjacent industries including buses; trailers used to haul boats, livestock, equipment and other cargo; truck caps; modular housing; and factory-built mobile office units. Drew’s products include steel chassis; vinyl and aluminum windows and screens; slide-out mechanisms and solutions; axles and suspension solutions; furniture and mattresses; thermoformed bath, kitchen and other products; manual, electric and hydraulic stabilizer and lifting systems; chassis components; entry, baggage, patio and ramp doors; entry steps; awnings; electronics; aluminum extrusions; and other accessories. Additional information about Drew and its products can be found at www.drewindustries.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company’s Common Stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 27A of the Securities Act of 1933 (the “Securities Act”).

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this press release are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, and in our subsequent filings with the Securities and Exchange Commission (the “SEC”).

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, interest rates, oil and gasoline prices, and the successful implementation of management succession. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.